SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12
                        CSB Bancorp, Inc.
        (Name of Registrant as Specified In Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than
                          Registrant)
Payment of Filing fee (Check the appropriate box)
[X ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(I)(4) and 0-11.
      1)    Title of each class of securities to which transaction
            applies:
            ______________________________________________________
      2)    Aggregate number of securities to which transaction
            applies:
            ______________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ______________________________________________________
      4)    Proposed maximum aggregate value of transaction:
            ______________________________________________________
      5)    Total fee paid:
      [  ]  Fee paid previously with preliminary materials.

      [  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the
            filing for which the offsetting fee was paid
            previously.  Identify the previous filing by
            registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:
            ___________________________________
      2)    Form, Schedule or Registration Statement No.:
            ___________________________________
      3)    Filing party:
            ___________________________________
      4)    Date filed:
            ___________________________________

                         CSB BANCORP, INC.
                        6 W. Jackson Street
                     Millersburg, Ohio  44654

                         _________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 14, 1999

                         _________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders (the "Meeting") of CSB Bancorp, Inc. ("CSB") will be held at the Carlisle Village Inn, Walnut Creek, Ohio 44687, on
April 14, 1999, at 7:00 p.m. local time, for the following purposes:

     1. To elect three directors for three-year terms ending in 2002; and

     2. The transaction of any other business that may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on February
26, 1999, are entitled to vote at the Meeting and at any adjournment thereof.

                          BY ORDER OF THE BOARD OF DIRECTORS


                          /s/ Douglas D. Akins
                          Douglas D. Akins
                          President and Chief Executive Officer

Millersburg, Ohio
March 12, 1999

THE PROMPT RETURN OF PROXIES WILL SAVE CSB THE EXPENSE OF A
FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM.  PLEASE
NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN
THE PROXY CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

                       CSB BANCORP, INC.
                      6 W. Jackson Street
                    Millersburg, Ohio  44654



                        PROXY STATEMENT


                ANNUAL MEETING OF SHAREHOLDERS
                        April 14, 1999


                           GENERAL

     The enclosed proxy is solicited by the Board of Directors of CSB Bancorp, Inc. ("CSB"), the principal executive offices of which are located at 6 W. Jackson Street, Millersburg, Ohio 44654, in connection with the Annual Meeting of Shareholders (the "Meeting") of CSB to be held on April 14, 1999 at the Carlisle Village Inn, Walnut Creek, Ohio 44687, at 7:00 p.m. This proxy statement and the accompanying notice of meeting are first being mailed to shareholders on or about March 12, 1999.

     The Meeting has been called for the following purposes: (I) to elect three directors, each for a three-year term and (ii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

Revocation of Proxies, Discretionary Authority and Cumulative
Voting

     CSB's common shares, par value $6.25 per share (the "Common Shares"), can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of CSB (addressed to:
CSB Bancorp, Inc., 6 W. Jackson Street, Millersburg, Ohio 44654,
Attention: Shirley J. Roberts, Secretary) or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to (I) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournment thereof. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

     The enclosed proxy is being solicited by CSB and the cost of soliciting proxies will be borne by CSB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or telefax by directors, officers and employees of CSB.


Security Ownership of Certain Beneficial Owners and Management

     Shareholders of record as of the close of business on February 26, 1999, are entitled to (I) notice of the Meeting and
(ii) one vote on each matter to be considered at the Meeting for each Common Share held on that date. As of February 26, 1999, CSB had 2,648,039.0240 Common Shares issued and outstanding. The presence at the Meeting in person or by proxy of at least a majority of such shares will be required to constitute a quorum at the Meeting.

     CSB is not aware of any person, group or entity owning more than 5% of CSB's outstanding Common Shares as of February 26,
1999.

     The following table sets forth, as of February 26, 1999, (I) the Common Shares beneficially owned by each director, nominee for director and named executive officer of CSB and (ii) the
Common Shares beneficially owned by all officers, directors and nominee for director as a group.


Name of Beneficial         Amount and Nature of         Percent of Common
     Owner                 Beneficial Ownership(1)      Shares Outstanding         Director

David W. Kaufman             7,639.0158                       0.29%                   Yes

J. Thomas Lang               3,980.2252                       0.15                    Yes

H. Richard Maxwell          16,400.0000                       0.62                    Yes

Vivian A. McClelland        33,600.0000                       1.27                    Yes

Daniel J. Miller            34,537.1303                       1.30                    Yes

Samuel P. Riggle, Jr.       15,370.3874                       0.58                    Yes

David C. Sprang            108,800.0000                       4.11                    Yes

Samuel M. Steimel           16,028.1360                       0.61                    Yes

Douglas D. Akins             4,325.9915                       0.16                    Yes

F. Joanne Vincent              100.6186                       0.00*                   No

All directors and          262,476.9671                       9.91
officers as a group
(15 persons)


*ownership is less than 0.01%

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires CSB's officers and directors and persons who own more than 10% of a registered class of CSB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish CSB with copies of all
Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and by statements of officers and directors that they complied with all applicable filing requirements, its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them.

                     ELECTION OF DIRECTORS

     CSB's Regulations provide that its business shall be managed by a board of directors of not less than three and not more than twenty-five persons. CSB's Regulations divide such directors into three classes as nearly equal in number as possible and set their terms at three years. The Board of Directors, pursuant to CSB's Regulations, has established the number of directors at nine.

     Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the three nominees for director of CSB receiving the most votes will be elected as directors. Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the president, a vice president or the secretary of CSB not less than forty-eight hours before the time fixed for the meeting and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. The Board of Directors has nominated Douglas D. Akins, J. Thomas Lang and F. Joanne Vincent, each of whom are incumbent directors and whose present terms expire at the Meeting (with the exception of Ms. Vincent), to serve until the 2002 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

     It is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.)
If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

     The Board of Directors recommends that Shareholders vote
"FOR" the election of the nominees.

     The following table sets forth information concerning nominees for directors of CSB, including their principal occupation or employment during the past five years.


                                   Nominees for Directors



                                                                          Year First
                                                                          Elected Or      Term
                                 Principal             Positions Held     Appointed        To
       Name           Age        Occupation              With CSB         Director       Expire
_________________     ___        ___________           _______________    __________     _______

Douglas D. Akins      42         Banker                Director,          1995            2002
                                                       President, CEO(1)

J. Thomas Lang        55         Veterinarian,         Director           1993            2002
                                 Dairy Farmer

F. Joanne Vincent     66         Retired Banker,       None               ----            2002
                                 Township
                                 Trustee Clerk

____________________________

(1) Mr. Akins held the positions of Vice President from March 1987 to April 1990; Senior
        Vice President from April 1990 to January 1991; and Executive
Vice President from
        January 1991 to September 1993, when he was elected President.

     The following table sets forth information concerning (I) incumbent directors of CSB who are not nominees for election at the Meeting and (ii) the other current executive officers of
CSB. Included in the table is information regarding each person's principal occupation or employment during the past five years.


                                   Directors and Executive Officers



                                                                          Year First
                                                                          Elected Or      Term
                                 Principal             Positions Held     Appointed        To
       Name             Age      Occupation(1)           With CSB         Director       Expire
_________________       ___      ___________           _______________    __________     _______

Daniel J. Miller        59       Physician             Director           1979            2000

Samuel P. Riggle, Jr.   61       General Manager       Director           1982            2000
                                 & CEO, Holmes-
                                 Wayne Electric
                                 Cooperative, Inc.

David C. Sprang         72       Retired Officer of    Director           1991            2000
                                 CSB(2)

David W. Kaufman        49       Auctioneer and        Director           1988            2001
                                 Realtor

H. Richard Maxwell      69       Retired Clothier,     Director           1964            2001
                                 Residential
                                 Appraiser

Samuel M. Steimel       41       Attorney              Director           1989            2001

Robert E. Boss          42       Banker                Senior Vice        N/A
                                                       President(3)

Shirley J. Roberts      57       Banker                Senior Vice        N/A
                                                       President and
                                                       Secretary(4)

Pamela S. Basinger      28       Banker                Treasurer(5)       N/A

Stanley E. Yoder        57       Banker                Senior Vice        N/A
                                                       President(6)

A. Lee Miller           40       Banker                Senior Vice        N/A
                                                       President(7)

____________________________


(1) Directors have held these vocations or positions for at least five years, unless otherwise noted.

(2) Mr. Sprang retired from CSB as a Vice President in July 1990, a position he held beginning in March 1987.

(3) Mr. Boss held the position of Vice President from January 1990 to January 1991, when he was elected Senior Vice President.

(4) Ms. Roberts held the position of Compliance Officer from 1985 until April 1990, and Vice
     President from April 1990 to April 1991, when she was elected Senior Vice President.

(5) Ms. Basinger held the position of Internal Auditor at National City Corporation from June
     1993 through January 1994. She held the position of Credit and Loan Review Officer of The
     Commercial and Savings Bank of Millersburg, Ohio from February 1994 until October 1996, when she was elected Treasurer.

(6) Mr. Yoder held the position of Vice President from April, 1988 to January 1991, when he was elected Senior Vice President.

(7) Mr. Miller held the position of Senior Vice President of Wayne Savings and Loan, until
     August 1997, when he was hired as Senior Vice President of CSB.

The Board of Directors and its Committees

     The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular meetings during the year ended December 31, 1998. No director attended fewer than 75% of such meetings. Directors receive no compensation from CSB, except that Mr. Maxwell, Ms. McClelland, Mr. Riggle and Mr. Steimel each received $150 as compensation for serving on the Nominating Committee. In addition, each director of CSB also serves as a director of The Commercial and Savings Bank of Millersburg Ohio, a subsidiary of CSB, for which outside directors are compensated at a rate of $10,000 annually, plus $150 per Board Meeting attended or reviewed and $150 per Committee Meeting. Mr. Akins, a director who is also employed by the Company, is compensated as a director at a rate of $7,500 annually and is not entitled to additional compensation for attending Board or Committee Meetings.

     The Nominating Committee selects the nominees for election as directors and consists of, Mr. Maxwell, Ms. McClelland, Mr. Riggle and Mr. Steimel. John F. Canfield, a shareholder of CSB, assisted the Nominating Committee as an ad hoc member, for which he was not compensated. The Nominating Committee met two times in 1998. No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Meeting unless other nominations are submitted by shareholders to the Secretary of CSB in writing not less than fourteen nor more than fifty days prior to the date of the Meeting.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The Compensation Committee of the Board of Directors (the "Committee") consists entirely of outside directors, currently three in number. The Committee is responsible for developing and recommending CSB's executive compensation principles, policies, and programs to the Board of Directors.

     The Committee believes that in representing the Board of Directors, it must act in the best interests of the shareholders as it reviews and determines CSB's executive compensation principles, policies and programs. The Committee's essential goal is to create a balance by which CSB is able to attract and retain qualified management personnel while at the same time providing for maximization of CSB's financial performance and safeguarding of CSB's assets. In compensating CSB's executive officers, the Committee seeks to achieve the following goals:

* motivate executive officers to strive for and achieve outstanding corporate performance which provides a direct benefit to shareholders;

*  attract highly-qualified key management personnel;

* reward superior performance in reaching corporate objectives with aggressive compensation levels and to provide that a significant portion of compensation will be dependent on CSB's annual performance.

     Base salaries for executive officers in fiscal 1998 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within CSB's industry. CSB's review included a survey by the Ohio Banker's Association of executive salaries. CSB's compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions by similarly sized bank holding companies.

     Mr. Akins' 1998 base salary, shown in the "Salary" column of the Compensation Table below, was increased by 17% from his 1997 base salary. Mr. Akins' compensation was determined by the Committee and approved by the Board. His salary is consistent with industry standards and his bonus was based on CSB's financial performance and the continuing growth of CSB.

     In addition, as of January 1, 1997, the Committee granted Mr. Akins an option to purchase 900 Common Shares at an exercise price of $18.09 per share (prior to adjustment for the 1998 stock split). The Committee granted the option as an additional incentive to Mr. Akins to work to maximize shareholder value. The Committee also recognized that such a stock incentive is a necessary element of a competitive compensation package for the President and Chief Executive Officer of CSB. The grant utilized a vesting period to encourage Mr. Akins to continue in the employ of CSB. The Committee generally believes that a stock incentive of the type granted to Mr. Akins encourages him to maintain a long-term perspective on his compensation package. In determining the size of the option award to Mr. Akins, the Committee's primary consideration was the value of the award at the time of the grant and Mr. Akins general performance in his employment.

                  The Compensation Committee

                  J. Thomas Lang
                  H. Richard Maxwell
                  David C. Sprang

               CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of Crowe, Chizek and Company LLP, certified public accountants, as CSB's auditors for the 1999 fiscal year. A representative of Crowe, Chizek and Company LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.
                   EXECUTIVE COMPENSATION

     The following table sets forth information concerning the President and Chief Executive Officer during the fiscal year ended December 31, 1998.(1)

                                 Summary Compensation Table
                        Annual Compensation            Long Term
                                                       Compensation
                                                       Securities
Name and                                               Underlying          All Other
Principal Position    Year    Salary        Bonus      Options/SARs (#)    Compensation($)(2)
__________________    ____    ______        _____      ________________    __________________

Douglas D. Akins      1998    $135,000.00   $20,000.00          0            $14,891.28
President and CEO     1997     115,000.00    23,000.00        1,800           10,764.32
                      1996     100,000.00    20,000.00          0              7,299.75


     The following table provides information on the value of the options granted to Mr. Akins during fiscal year 1997.

                     Aggregate Option/SAR Exercises in Last Fiscal Year
                           and Fiscal Year End Option Values

                 Number               Number of Securities           Value of Unexercised
                 Of Shares            Underlying Unexercised         In-the-Money Options
                 Acquired             Options at Fiscal Year-End     At Fiscal Year-End
                    On        Value
Name             Exercise   Realized  Exercisable  Unexercisable  Exercisable    Unexercisable
________________ ________   ________ ____________ ______________ ____________    _____________
Douglas D. Akins   0           0         600           1,200       $24,576         $49,152

_________________________

(1) No other executive officer of CSB received salary and bonus exceeding $100,000 for serving in such capacity during the fiscal year ended December 31, 1998.

(2)  In 1998, reflects CSB's contributions of $7,900.28 on Mr.
     Akins' behalf to CSB's 401(k) Plan and $6,991.00 for serving as a director of CSB. In 1997, reflects CSB's contributions of $6,764.32 on Mr. Akins' behalf to CSB's 401(k) Plan and
     $4,000 for serving as a director of CSB. In 1996, reflects
     CSB's contributions of $3,549.75 on Mr. Akins' behalf to CSB's 401(k) Plan and $4,000 for serving as a director of CSB.

                            PERFORMANCE GRAPH

     The following graph compares the yearly stock change and the cumulative total shareholder return on CSB's Common Shares during the five year period ended December 31, 1998 with the cumulative total return on the NASDAQ Bank Stock Index and the Standard and Poor's 500 Stock Index. The comparison assumes $100 was invested on January 1, 1994 in CSB's Common Shares and in each of the indicated indices and assumes reinvestment of dividends.


[GRAPH OF COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN]




                         1993       1994       1995       1996       1997       1998
                         _____      _____      _____      _____      _____      _____

CSB                      $100.00    $159.03    $164.89    $225.59    $351.52    $547.17
NASDAQ Bank Stock Index   100.00      99.64     148.39     195.90     330.97     291.25
S&P 500                   100.00     101.36     139.51     172.02     229.65     295.26


                    CERTAIN TRANSACTIONS

     There are no existing or proposed material transactions between CSB and any of its officers, directors or beneficial owners of five percent or more of the Common Shares, or the immediate family of any of the foregoing persons.


                       OTHER BUSINESS

     The Board of Directors is not aware of any business to be addressed at the Meeting other than those matters described above in this Proxy Statement. However, if any business other than that set forth in the Notice of the Meeting should be properly presented at the Meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.


                      ANNUAL REPORTS

     Enclosed with this Proxy Statement is a copy of CSB's Annual Report to Shareholders for the fiscal year ended December 31, 1998. Shareholders are referred to such Report for financial information about the activities of CSB, but such Report is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy soliciting materials.


               PROPOSALS OF SECURITY HOLDERS

     In order to be eligible for inclusion in CSB's proxy materials for the 2000 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at CSB's main office at 6 W. Jackson Street, Millersburg, Ohio 44654, no later than November 13, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Any shareholder who intends to propose any other matter to be acted upon at the 2000 Annual Meeting of Shareholders must inform CSB no later than January 29, 2000. If notice is not provided by that date, the persons named in CSB's proxy for the Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement.

                        BY ORDER OF THE BOARD OF DIRECTORS




                        /s/ Douglas D. Akins
                        Douglas D. Akins
                        President and Chief Executive Officer
Millersburg, Ohio
March 12, 1999

                              PROXY

                         CSB BANCORP, INC.
                        6 W. Jackson Street
                      Millersburg, Ohio  44654

     This proxy is solicited on behalf of the Board of Directors.

     The undersigned shareholder of CSB Bancorp, Inc. ("CSB") hereby appoints H. Richard Maxwell, Vivian A. McClelland, Samuel
P. Riggle, Jr. and Samuel M. Steimel as Proxies, each of them with the power to appoint his or her substitute, and hereby authorizes them to represent and vote all shares of CSB that the undersigned is entitled to vote at the 1999 Annual Meeting of CSB's shareholders to be held at the Carlisle Village Inn, Walnut Creek, Ohio 44687, on April 14, 1999 at 7:00 p.m., or on such other date as such meeting is rescheduled, and at any adjournment thereof, upon the matters indicated below and as described in the Proxy Statement, as well as upon any other business properly coming before the meeting.

     At this time, it is not known whether there will be cumulative voting for the election of directors at the meeting.
If any shareholder demands cumulative voting for the election of directors at the meeting, your proxy will give the individuals named above full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees unless authority to vote for any or all of the nominees is withheld.

     1. Election of Directors. The Board of Directors has nominated Douglas D. Akins, J. Thomas Lang and F.
            Joanne Vincent, each for three-year terms, for election as directors.

            ____     FOR the election of all nominees.

            ____ FOR, EXCEPT WITHHOLD AUTHORITY to vote for the following nominee(s).

            ___________________________________________________

            _____    WITHHOLD AUTHORITY to vote for all nominees.

     2. In their discretion, to act upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undernamed shareholder. If no direction is made, this proxy will be voted for election of all nominees listed on the opposite side of this proxy.

     We have indicated below the number of shares you own, based upon our records. When shares are owned by more than one person, all owners must sign. When signing as an attorney, executor or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




Please sign exactly as name(s) appears below.



_________________________________________________
Signature


_________________________________________________
Signature


Dated:___________________________, 1999



Please mark, date, sign and return this proxy card promptly using the enclosed envelope.